Document No.: 236121-MXQU-R-01	VTRES BACHE WIND FARM	Issue: A	FINAL

Turbine model	Hub height [m]	Mean wind speed at hub height [m/s]
Gamesa G97	78	7.0
GE 1.6-100	80	7.0
Nordex N100	80	7.1
Vestas V112	84	7.3
GE 2.85-103	85	7.3

5	The projected energy capture of the proposed wind farm is as follows, for the turbine models and hub heights under consideration. This includes calculation of the topographical, array and air density effects and assumptions or estimates for electrical transmission losses, availability, high wind hysteresis, power curve adjustments, substation maintenance, and the effect of blade fouling or icing.

Turbine	Hub height [m]	Net output [GWh/annum]
Gamesa G97	78	105.5
GE 1.6-100	80	135.7
Nordex N100	80	101.2
Vestas V112	84	98.0
GE 2.85-103	85	101.2

There are a number of other losses that could affect the net energy output of the wind farm, as detailed in Appendix 3, but these have not been considered here. It is recommended that the client considers each of these losses and the possible effect they may have on the net energy production.

The net energy predictions presented above represent the long-term mean, 50% exceedance level, for the annual energy production of the wind form. These values are the best estimate of the long-term mean values to be expected from the project. There is therefore a 50% chance that, even when taken over very long periods, the mean energy production will be less than the values given.

6	The standard errors associated with the predictions of energy capture have been calculated and the confidence limits for the predictions are given in the following table:

GL Garrad Hassan Mexico S. de R.L. de C.V.	20